UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	California	91770	Rosemead,	California	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626) 302-2222			(626) 302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Southern California Edison Company: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Edison International	☐
Emerging growth company	Southern California Edison Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Edison International	☐
Southern California Edison Company	☐

This current report and its exhibits include forward-looking statements. Edison International and Southern California Edison Company ("SCE") based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and SCE. Edison International and SCE have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and SCE's combined Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent quarterly Reports on Form 10-Q. Additionally, Edison International and SCE provide direct links to Edison International and SCE presentations, documents and other information at www.edisoninvestor.com (Presentations and Updates) in order to publicly disseminate such information.

Item  2.02Results of Operations and Financial Condition

On July 25, 2024, Edison International issued a press release reporting its financial results and the financial results for its subsidiary, Southern California Edison Company, for the quarter ended June 30, 2024. A copy of the press release is attached as Exhibit 99.1. On the same day, members of Edison International's management will speak to investors via a financial teleconference. Senior management's prepared remarks and accompanying presentation are attached as Exhibit 99.2 and Exhibit 99.3 to this report. The information furnished in this Item 2.02 and Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item  7.01Regulation FD Disclosure

Share Repurchase Program

On June 26, 2024, the Edison International Board of Directors authorized a stock repurchase program effective July 29, 2024 for repurchase of up to $200 million of its common stock until December 31, 2025 ("Repurchase Program"). The Repurchase Program will be used to offset dilution from common stock issued under Edison International's long-term incentive compensation programs and will be funded using Edison International's working capital.

The timing and the amount of any repurchased common stock will be determined by Edison International's management based on their evaluation of market conditions and other factors. The Repurchase Program may be executed through various methods, including open market purchases, privately negotiated transactions, and other transactions in accordance with applicable securities laws. Any repurchased shares of common stock will be retired. The Repurchase Program does not obligate Edison International to acquire any particular amount of common stock, and it may be suspended or discontinued at any time in its discretion.

A copy of a press release announcing the Repurchase Program is furnished as Exhibit 99.1 to this report and is herein incorporated herein by reference into this Item 7.01.

Investor Presentation

Members of Edison International management will use the information in the presentation furnished as Exhibit 99.3 to this report in meetings with institutional investors and analysts and at investor conferences. The attached presentation will also be posted on www.edisoninvestor.com.

The information set forth under this Item 7.01, including Exhibit 99.1, and Exhibit 99.3, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item  9.01Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

ebrf

Exhibit No.	Description

99.1	Edison International Press Release dated July 25, 2024

99.2	Edison International Q2 2024 Financial Results Conference Call Prepared Remarks dated July 25, 2024

99.3	Edison International Q2 2024 Financial Results Conference Call Presentation dated July 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: July 25, 2024

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: July 25, 2024